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                                                                    Exhibit 23.1



                                                    ROBERT L. WHITE & ASSOCIATES
CERTIFIED PUBLIC ACCOUNTANT
988 OHIO PIKE, SUITE #2
CINCINNATI, OHIO 45245
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                                                            PHONE (513) 943-1040
                                                            FAX   (513) 943-7760




                         CONSENT OF INDEPENDENT AUDITOR




I hereby consent to the use in the Form 10-QSB of my Review Report dated May 8, 2000.


/s/ Robert L. White
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Robert L. White
Certified Public Accountant
Cincinnati, Ohio
May 12, 2000